Exhibit 10.1

                  Executive Officer Equity Compensation Summary
                  ---------------------------------------------

                                     Restricted Stock*
                                       (TimeVesting)              Stock Options*
  Executive Officer                         (#)                         (#)

Charles H. Turner                         12,000                       60,000
  Executive Vice President,
  Finance, Chief Financial
  Officer and Treasurer


Jay R. Jacobs                             12,000                       60,000
  Executive Vice President,
  Merchandising


Phil E. Schneider                         12,000                      60,000
  Executive Vice President,
  Marketing


David A. Walker                           12,000                       60,000
  Executive Vice President,
  Planning and Allocations



*All equity awards were granted under the Pier 1 Imports, Inc. 2006 Stock Incentive Plan. The grants were effective April 13, 2007 at an exercise price of $7.77, which was the NYSE closing price on Friday, April 13, 2007 of the Company's common stock.